Exhibit 31.2

Certification Pursuant to Section 302 of the
Sarbanes-Oxley Act of 2002
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I, Frederick J. Crawford, Executive Vice President and Chief Financial Officer, certify that:

1.	I have reviewed this report on Form 10-K/A of Lincoln National Corporation; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state amaterial fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: August 13, 2010	/s/ Frederick J. Crawford
Frederick J. Crawford
Executive Vice President and Chief Financial Officer